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                                                                    EXHIBIT 21.1


                                  SUBSIDIARIES

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              SUBSIDIARY                                            JURISDICTION OF ORGANIZATION
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Diamond Offshore Company                                                        Delaware
Diamond Offshore Team Solutions, Inc.                                           Delaware
Diamond Offshore General Company                                                Delaware
Diamond Offshore Services Company                                               Delaware
Arethusa Off-Shore Company                                                      Delaware
Diamond Offshore Finance Company                                                Delaware
Diamond Offshore Drilling Sdn. Bhd.                                             Malaysia
Arethusa/Zapata Off-Shore Brasil Ltda.                                          Brazil
Diamond Offshore Drilling (Nigeria) Ltd.                                        Nigeria
Z North Sea, Ltd.                                                               Delaware
Diamond Offshore Drilling (Netherlands) B.V.                                    Netherlands
Afcons Arethusa Off-Shore Services Ltd.                                         India
Pt Aqza Dharma                                                                  Indonesia
Diamond Offshore (Singapore) Pte. Ltd.                                          Singapore
Diamond Offshore Management Company                                             Delaware
Diamond M Corporation                                                           Texas
Diamond Offshore Development Company                                            Delaware
Diamond Offshore (USA) L.L.C.                                                   Delaware
Storm Nigeria Ltd.                                                              Nigeria
Brasdril-Sociedade de Perfuracoes Ltda.                                         Brazil
Diamond Offshore Contract Services, S.A.                                        Panama
Diamond Offshore Drilling (Overseas) L.L.C.                                     Delaware
Diamond Offshore International Limited                                          Cayman Islands
Ensenada Internacional, S.A.                                                    Panama
Diamond Offshore Netherlands B.V.                                               Netherlands
M-S Drilling S.A.                                                               Panama
Diamond Offshore (Bermuda) Limited                                              Bermuda
Diamond Offshore Limited                                                        England
Diamond Offshore Drilling (UK) Limited                                          England
Diamond Offshore Drilling (Bermuda) Limited                                     Bermuda
Diamond M Servicios , S.A.                                                      Venezuela
Diamond Offshore (Trinidad) L.L.C.                                              Delaware
Diamond Offshore Drilling Limited                                               Cayman Islands
Diamond Offshore Services Limited                                               Bermuda
Diamond Offshore (Brazil) L.L.C.                                                Delaware
Diamond Offshore Holding, L.L.C.                                                Delaware
Offshore Drilling Services (Netherlands) B.V.                                   Netherlands
Mexdrill Offshore, S. de R.L. de C.V.                                           Mexico
Offshore Drilling Services of Mexico, S. de R.L. de C.V.                        Mexico
Diamond Offshore Leasing Ltd.                                                   Malaysia
Mexdrill, L.L.C.                                                                Delaware
Diamond Offshore Drilling Company N.V.                                          Netherlands Antilles
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